U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: May 31, 2019

Commission file number: 333-206839

HEALTH-RIGHT DISCOVERIES, INC.

 (Exact name of registrant as specified in its charter)

Florida	45-3588650
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

18851 NE 29th Avenue, Suite 700, Aventura, Florida 33180

(Address of Principal Executive Offices)

(305) 705-3247

(Registrant’s telephone number, including area code)

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Unless the context otherwise requires, all references in this Current Report on Form 8-K to “HRD,” “Health-Right,” “the Company,” “we,” “our” and “us” refers to Health-Right Discoveries, Inc. and its subsidiaries.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In consideration for David Hopkins, the Company’s Chief Executive Officer and President, assuming the additional duties of President of the Company’s two subsidiaries, CCI Billing, Inc. d/b/a complete Claim Management and Script Connection, LLC (collectively, the “Subsidiaries”), on May 31, 2019, the Company entered into an amended and restated employment agreement with Mr. Hopkins, effective as of April 15, 2019 (the “Effective Date”), which superseded the January 2018 employment agreement between the Company and Mr. Hopkins. The amended and restated employment agreement is for an initial term of three (3) years from the Effective Date and automatically renews for additional three (3) year periods, provided that the Subsidiaries achieve combined Adjusted EBITDA (as determined by the Company’s accountants from the Subsidiaries’ financial statements used in preparing the Company’s audited financial statements) of $3,000,000 for any calendar year during the initial term and any renewal term.

The amended and restated employment agreement provides for an initial base salary of $250,000. In the event in any calendar year during the initial term or any renewal term, the Subsidiaries achieve combined Adjusted EBITDA (as determined by the Company’s accountants from the Subsidiaries’ financial statements used in preparing the Company’s audited financial statements) of $3,000,000, Mr. Hopkins’ annual base salary shall automatically increase to $300,000 and in the event in any calendar year during the initial term or any renewal term, the Subsidiaries achieve combined Adjusted EBITDA (as determined by the Company’s accountants from the Subsidiaries’ financial statements used in preparing the Company’s audited financial statements) of $3,500,000, his annual base salary shall automatically increase to $350,000. Mr. Hopkins will also receive a $600 per month car allowance while the amended and restated employment agreement is in effect.

The amended and restated employment agreement also contains customary confidentiality, non-competition and change in control provisions.

The above summary of the amended and restated employment agreement is qualified in its entirety by reference to the copy of the amended and restated employment agreement filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description

10.1	Amended and Restated Employment Agreement with David Hopkins

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH-RIGHT DISCOVERIES, INC.

Dated: June 3, 2019	By:	/s/ David Hopkins
David Hopkins, Chief Executive Officer and President
(Principal Executive, Financial and Accounting Officer)